EXHIBIT 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Premier Financial Bancorp, Inc. (the "Company") on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Robert W. Walker and Brien M. Chase, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

o The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

o The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:  /s/ Robert W. Walker
     ---------------------------------------
     Robert W. Walker
     President and Chief Executive Officer


By:  /s/ Brien M. Chase
     ---------------------------------------
     Brien M. Chase
     Vice President and Chief Financial Officer

Date: April 14, 2004